                                            Exhibit 10.45

                                            Contract #:  800441

                   SERVICE AGREEMENT
                   FOR RATE SCHEDULE CDS

    This Service Agreement, made and entered into this 26th day of September, 1994, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and YANKEE GAS SERVICES COMPANY (herein called "Customer", whether one or more),

                   W I T N E S S E T H:

    WHEREAS, Customer and Pipeline are parties to an executed service agreement under Pipeline's Rate Schedule CDS, Pipeline's
Contract No. 800307 which specifies an MDQ of 13,429;  and

    WHEREAS, Customer is also a customer of Algonquin Gas
Transmission Company ("Algonquin"); and

    WHEREAS, Algonquin is a customer of Pipeline under certain of Pipeline's rate schedules and related service agreements; and

    WHEREAS, pursuant to the Federal Energy Regulatory
Commission's ("Commission") order issued on July 8, 1994, in
Docket Nos. RP93-14-000, et al., and 18 C.F.R. Section 284.242,
Algonquin is assigning on a permanent basis certain of its firm service entitlements on Pipeline to Customer; and

    WHEREAS, Customer and Pipeline desire to supersede
Pipeline's Contract No. 800307 by entering into this Service
Agreement to reflect Algonquin's permanent assignment of capacity to Customer as described above; and

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                        ARTICLE I
                   SCOPE OF AGREEMENT

    Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

              Maximum Daily Quantity (MDQ) 14,233 dth

    Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

    Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

    In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                        ARTICLE II
                   TERM OF AGREEMENT

    The term of this Service Agreement shall commence on September 1, 1994 and shall continue in force and effect until 10/31/2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. In addition to Pipeline rights under
Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

    THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

    Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                        ARTICLE III
                        RATE SCHEDULE

    This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

    Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

    Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of

Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                        ARTICLE IV
         POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

    The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

    Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                        ARTICLE V
                        QUALITY

    All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                        ARTICLE VI
                        ADDRESSES

    Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

    (a) Pipeline:  TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX  77056-5310


    (b) Customer:  YANKEE GAS SERVICES COMPANY
                        P.O. Box 1030
                        599 Research Parkway
                        Meriden, CT  06450

or such other address as either party shall designate by formal written notice.

                        ARTICLE VII
                        ASSIGNMENTS

    Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                        ARTICLE VIII
                        INTERPRETATION

    The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

    This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                        ARTICLE IX
              CANCELLATION OF PRIOR CONTRACT(S)

    This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

    Service Agreement dated, August 11, 1994 between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's
Contract No. 800307).


IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                        TEXAS EASTERN TRANSMISSION CORPORATION

                        By:  /s/ Robert B. Evans
                           --------------------------------
                             Vice President

ATTEST:

/s/ Robert W. Reed
- --------------------
Corporate Secretary

                        YANKEE GAS SERVICES COMPANY

                        By:  /s/ Thomas J. Houde
                           --------------------------------
                             Vice President - Rates and
                             Resource Planning

ATTEST:

/s/ David C. Egelson
- --------------------
Manager - Supply
Planning & Acquisition

                                            Contract #: 800441

              EXHIBIT A, TRANSPORTATION PATHS
         FOR BILLING PURPOSES, DATED September 26, 1994,
         TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
         YANKEE GAS SERVICES COMPANY ("Customer"),
              DATED September 26, 1994:

(1)Customer's firm Point(s) of Receipt:

                             Maximum Daily
                             Receipt Obligation
Point of                     (plus Applicable
Receipt       Description    Shrinkage) (dth)
- ----------    -----------    -------------------
None


              Measurement
Point of      Responsi-
Receipt       bilities       Owner          Operator
- ---------          ------------   -------        ----------


(2) Customer shall have Pipeline's Master Receipt Point List
("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure
Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                  Transportation
Transportation Path               Path Quantity (Dth/D)
- --------------------         ---------------------
    M1 to M3                      14,233


SIGNED FOR IDENTIFICATION

PIPELINE:     /s/ Robert B. Evans
       ----------------------

CUSTOMER:     /s/ Thomas J. Houde
       ----------------------

SUPERSEDES EXHIBIT A DATED:

                                            Contract #:800441

    EXHIBIT B, POINT(S) OF DELIVERY, DATED September 26, 1994,
         TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
              YANKEE GAS SERVICES COMPANY ("Customer"),
                   DATED September 26, 1994:

                                                 Maximum Daily
    Point of                                     Delivery
    Delivery            Description              Obligation
    ----------          ------------             ---------------

1.  70087          ALGONQUIN - LAMBERTVILLE, NJ
                   HUNTERDON CO. CO., NJ              14,233

2.  71078          ALGONQUIN - HANOVER, NJ
                   MORRIS CO. CO., NJ                 14,233

3.  79834          AGT-YANKEE FOR NOMINATION
                   PURPOSES                              0

4.  79513          FSS-1 AND SS-1 STORAGE POINT        8,992
                                                 04/01-10/31
                                                       8,992
                                                 11/01-03/31


    Delivery            Measurement
    Pressure            Responsi-
    Obligation          bilities       Owner          Operator
    ----------          ------------   -------        ----------
1.  AS REQUESTED        TX EAST TRAN   TX EAST TRAN   ALGONQUIN
    BY CUSTOMER,
    NOT TO
    EXCEED 750
    POUNDS PER
    SQUARE INCH
    GAUGE

2.  AS REQUESTED        TX EAST TRAN   TX EAST TRAN   ALGONQUIN
    BY CUSTOMER,
    NOT TO
    EXCEED 750
    POUNDS PER
    SQUARE INCH
    GAUGE

3.  N/A                 N/A            N/A            N/A

4.  N/A                 N/A            N/A            N/A


provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service
Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                             Aggregate Maximum Daily
Point of Delivery            Delivery Obligation (dth)
- -----------------            -------------------------
    No. 1                              63,279
    No. 2                              30,966
    No. 4                               8,992


SIGNED FOR IDENTIFICATION

PIPELINE:     /s/ Robert B. Evans
       ----------------------

CUSTOMER:     /s/ David C.Egelson
       ----------------------

SUPERSEDES EXHIBIT B DATED



                                            Contract #:800441

         EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE
                        BOUNDARY EXIT QUANTITY,
              DATED September 26, 1994, TO THE SERVICE
                   AGREEMENT UNDER RATE SCHEDULE CDS
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION
    ("PIPELINE") AND YANKEE GAS SERVICES COMPANY (CUSTOMER"),
                        DATED September 26, 1994:


                   ZONE BOUNDARY ENTRY QUANTITY
                             Dth/D
                                  To
                                  --
FROM          STX       ETX       WLA       ELA       M1-24
STX
ETX                                              1,716
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3

                                  TO
                                  --

FROM          M1-30     M1-TXG    M1-TGC    M2-24     M2-30
STX                          404
ETX                611
WLA                186       404
ELA      11,145
M1-24                                  1,716
M1-30                                            11,145
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3



                             TO
                             --
FROM          M2-TXG    M2-TGC    M2        M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG   797
M1-TGC             807
M2-24
M2-30
M2-TXG
M2-TGC
M2                                     14,233
M3

                   ZONE BOUNDARY EXIT QUANTITY
                             Dth/D
                                  To
                                  --

FROM          STX       ETX       WLA       ELA       M1-24
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3



                                  TO
                                  --
FROM          M1-30     M1-TXG    M1-TGC    M2-24     M2-30
STX
ETX
WLA
ELA
M1-24                                  1,716
M1-30                                            11,145
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3


                             TO
                             --
FROM          M2-TXG    M2-TGC    M2        M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG   797
M1-TGC             807
M2-24
M2-30
M2-TXG
M2-TGC
M2                                     14,233
M3


SIGNED FOR IDENTIFICATION:

PIPELINE:
       ----------------------

CUSTOMER:     /s/ Thomas J. Houde
       ----------------------

SUPERCEDES EXHIBIT C DATED